PACIFIC SELECT FUND
Supplement dated October 5, 2004 to the Prospectus dated May 1, 2004

This supplement must be preceded or accompanied by the Pacific Select Fund (the “Fund”) prospectus dated May 1, 2004, as supplemented on May 1, 2004 and July 23, 2004. Remember to review those documents for other important information.

The Fund’s Board of Trustees (Board) has approved the following measures that, if approved by shareholders of record at a shareholder meeting to be held on or around December 13, 2004, would cause, effective January 1, 2005, unless otherwise noted:

• Ten Trustees to be appointed to the Board.

• The Fund to adopt the Amended and Restated Investment Advisory Agreement between the Fund and Pacific Life, which clarifies the services to be provided by Pacific Life under that Agreement.

• The Fund to amend the fundamental investment policies of the Fund related to portfolio diversification.

• The Fund to change the investment objective of the Growth LT Portfolio.

• The Fund to change the I-Net Tollkeeper Portfolio from a diversified portfolio to a non-diversified portfolio (effective February 1, 2005).

Name/strategy change (effective February 1, 2005)	The I-Net Tollkeeper Portfolio will be renamed the Concentrated Growth Portfolio and the strategy will change to a large-cap growth mandate. See pages 2, 4 and 5 of this supplement for more information about investment policy and strategy changes.

This supplement describes investment strategies under normal circumstances; limitations noted are measured at time of investment. See prospectus dated May 1, 2004 for additional information.

Who manages the portfolio section is amended	The following portfolio manager information is changed as noted:

Financial Services	The information is deleted and replaced with the following:

Michael J. Simon, CFA, is a senior portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 2001 and previously worked at Luther King Capital Management as a vice president, equity analyst and portfolio manager. Mr. Simon has over 15 years of experience as an investment professional. He has a BBA from Texas Christian University and an MBA from the University of Chicago.

Meggan M. Walsh, CFA, is a senior portfolio manager at INVESCO and/or its affiliates. She joined INVESCO and/or its affiliates in 1991 and has over 17 years of experience as an investment professional. Ms. Walsh has a BS from the University of Maryland and an MBA from Loyola University.

Health Sciences	The information is deleted and replaced with the following:

Michael Yellen is a senior portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1998 and has over 14 years of experience as an investment professional. Mr. Yellen has a BA from Stanford University.

Kirk L. Anderson is a portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1994 and has over ten years of experience as an investment professional. Mr. Anderson has a BA from Texas A&M University and an MS from the University of Houston.

Bryan A. Unterhalter is a portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1997 and has over nine years of experience as an investment professional. Mr. Unterhalter has a BA from the University of Texas at Austin and an MBA from the University of St. Thomas.

Emerging Markets	Mark Madden, CFA, is a vice president at Oppenheimer. He joined Oppenheimer in 2004 and previously worked at Pioneer Investments as a managing director. Mr. Madden has over 20 years of experience as an investment professional.

Large-Cap Value	The information is deleted and replaced with the following:

The portfolio is managed by a team led by Mark J. McAllister.

Mark J. McAllister, CFA, is a managing director of SaBAM. He joined SaBAM in 1999 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.

Mr. McAllister is supported by a team of more than a dozen equity professionals, each of whom has specific fundamental and quantitative research skills relating to all states of SaBAM’s equity investment process.

Where to go for more information section is amended	The Statement of Additional Information (SAI) language is replaced with the following:

The SAI contains detailed information about each portfolio’s investments, strategies and risks, and a full description of Pacific Select Fund’s policies and procedures regarding the selective disclosure of portfolio holdings, and is considered to be part of the prospectus because it is incorporated by reference.

PACIFIC SELECT FUND
CONCENTRATED GROWTH PORTFOLIO

SUMMARY OF CHANGES

Concentrated Growth Portfolio
	I-Net Tollkeeper Portfolio	(on and after February 1, 2005)
(existing)

Portfolio Name	I-Net Tollkeeper Portfolio	Concentrated Growth Portfolio

Portfolio Manager	Goldman Sachs Asset Management, L.P.	No change

Portfolio Management Team	The portfolio is managed by a team. Current members include:	No change
Herbert E. Ehlers is a managing director, senior portfolio manager and chief investment officer of the growth equity investment team of Goldman Sachs. He joined the company in 1997.
Scott Kolar is a vice president and senior portfolio manager of Goldman Sachs. He joined the company as an equity analyst in 1997 and became a portfolio manager in 1999.
David G. Shell is a managing director and senior portfolio manager of Goldman Sachs. He joined the company as a portfolio manager in 1997.

Investment Goal	This portfolio seeks long-term growth of capital.	No change

Principal Investment Strategy	To invest at least 80% of its assets in equity securities of I-Net Tollkeeper companies, which are media, telecommunications, technology and Internet companies that provide access, infrastructure, content and services to Internet companies and Internet users, and which have developed, or are seeking to develop predictable, sustainable or recurring revenue streams by increasing “traffic,” or customers and sales, and raising “tolls,” or prices in connection with the growth of the Internet.	To invest at least 90% of its total assets (not including securities lending collateral and any investment of that collateral), measured at time of purchase, in equity investments selected for their potential to achieve capital appreciation over the long term. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the portfolio manager to be positioned for long-term growth.

Debt Securities	The portfolio may invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the portfolio manager (“high yield/high risk” bonds).	The Portfolio may not invest more than 5% in high yield/high risk bonds.
The portfolio may also invest up to 10% of its assets in debt securities, such as government, corporate and bank obligations, rated at least Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the portfolio manager.

Foreign Issuers	The portfolio is permitted to invest up to 25% of its assets in foreign securities, including emerging market countries.	The portfolio is permitted to invest up to 10% of its assets in foreign securities, including emerging market countries and securities denominated in foreign currencies.

Benchmark Index	Standard & Poor’s 500 Composite Stock Price Index	Russell 1000 Growth Index

Diversification	The portfolio is diversified.	The portfolio is non-diversified.

ABOUT THE
PORTFOLIOS
                                       CONCENTRATED GROWTH PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal (no change)	This portfolio seeks long-term growth of capital.

What the portfolio invests in (effective February 1, 2005)	This portfolio’s principal investment strategy is to invest at least 90% of its assets in equity investments selected for their potential to achieve capital appreciation over the long term. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the portfolio manager to be positioned for long-term growth.

While the portfolio will normally emphasize stocks of large companies, the portfolio may invest in securities of companies of any capitalization. Although the portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its assets in foreign securities, including securities of issuers in emerging countries and securities denominated in foreign currencies. The portfolio may also invest up to 10% of its assets in fixed income securities, such as government, corporate and bank obligations.

The team may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The team may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of (effective February 1, 2005)	The Concentrated Growth Portfolio may be affected by the following risks, among others:

• non-diversified – the portfolio is considered to be “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

• price volatility – the portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in companies with small and medium capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with large capitalizations.

In addition, the securities of small and medium sized companies generally have less liquidity and may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Small and medium sized companies may have a harder time securing financing and may be more sensitive to a setback in sales or to economic downturns than larger, more established companies.

CONCENTRATED GROWTH PORTFOLIO

Risks you should be aware of (continued)	• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin, Central and South America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

• derivatives and forward contracts – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.